UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2017

Date of Report (Date of earliest event reported)

QUANTUMSPHERE, INC.

(Exact name of registrant as specified in its charter)

000-53913

(Commission
File Number)

Nevada	20-3925307
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2905 Tech Center Drive, Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

949-378-9851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 30, 2017, Stephen C. Gillings voluntarily resigned as Chief Financial Officer. There were no disagreements between Mr. Gillings and the Company or any officer or director of the Company which led to Mr. Gillings resignation.

Mr. Gillings will be available to the Company to consult on financial matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUMSPHERE, INC.

Date: June 30, 2017	By:	/s/ Kevin D. Maloney
	Name:	Kevin D. Maloney
	Title:	President and Chief Executive Officer